Exhibit 10.1

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is entered into as of March 13, 2026, by and between ParkerVision, Inc., a Florida corporation (the “Company”) and the investor signatory hereto (the “Holder”) with reference to the following:

A.    The Holder owns the convertible promissory notes of the Company identified on Schedule A attached hereto (collectively, the “Exchange Notes”), which are outstanding obligations of the Company. Schedule A attached hereto sets forth, with respect to each Exchange Note, the outstanding principal amount thereof and the accrued and unpaid interest thereon through the Closing Date (as defined below).

B.    The Company desires to exchange with the Holder, and the Holder desires to exchange with the Company (the “Exchange”), the Exchange Notes for shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The number of shares of Common Stock issuable to the Holder in the Exchange in respect of each Exchange Note shall be equal to the sum of the outstanding principal amount thereof and accrued and unpaid interest thereon through the Closing Date divided by $0.21 per share (the “Exchange Price”), as set forth on Schedule A attached hereto (the “Exchange Shares”). No fractional shares shall be issued in the Exchange, and any fractional share resulting from the application of the Exchange Price shall be rounded up to the next whole share.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Holder agree as follows:

1.    Exchange. Upon execution of this Agreement by the parties on the Closing Date (as defined below), the Exchange shall be deemed effective. In the Exchange, the Holder hereby conveys, assigns and transfers to the Company all of the Holder’s right, title and interest in and to the Exchange Notes in direct exchange for the issuance by the Company of the Exchange Shares, and for no other consideration, in full satisfaction and discharge of all obligations of the Company under the Exchange Notes, including the outstanding principal amount thereof and all accrued and unpaid interest thereon, and in lieu of payment of the Exchange Notes at maturity. Upon the effectiveness of the Exchange, the Exchange Notes shall be deemed surrendered by the Holder to the Company and cancelled and shall thereafter be of no further force or effect. The parties intend that this Agreement and the transactions contemplated hereby comply with the requirements of Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). As soon as reasonably practicable following the Closing Date, the Holder shall deliver the Exchange Notes to the Company for cancellation (or, if any Exchange Note has been lost, stolen or destroyed, an affidavit of lost note reasonably acceptable to the Company), and the Company shall issue the Exchange Shares to the Holder through the facilities of The Depository Trust Company or otherwise in book-entry form in accordance with the delivery instructions provided by the Holder. The subsequent delivery of the Exchange Notes and issuance of the Exchange Shares shall constitute ministerial acts to evidence and settle the Exchange and shall not affect the effectiveness of the Exchange.

2.    Closing. The closing of the Exchange (the “Closing”) shall occur upon execution of this Agreement by the parties (the “Closing Date”). The Exchange shall be deemed effective as of the Closing Date notwithstanding that the delivery of the Exchange Notes to the Company and the issuance of the Exchange Shares to the Holder may occur thereafter as provided in this Agreement. The Closing may occur by exchange of executed signature pages delivered electronically.

3.    Further Assurances. Each of the parties hereto shall execute and deliver such additional documents and take such further actions as may be reasonably necessary or appropriate to carry out the purposes and intent of this Agreement and to evidence or effectuate the Exchange contemplated hereby.

4.    Rule 144 Holding Period; Issuance of Exchange Shares. The Exchange Shares are being issued pursuant to the exemption from registration provided by Section 3(a)(9) of the Securities Act and have not been registered under the Securities Act or any applicable state securities laws. For purposes of Rule 144 promulgated under the Securities Act (“Rule 144”), the Company is not aware of any facts or circumstances that would preclude the holding period of the Exchange Shares issued pursuant to this Agreement from including the period during which the Holder held the Exchange Notes exchanged hereunder. The Company agrees that it will not take any position inconsistent with such tacking of the holding period. Subject to the accuracy of the Holder’s representations and compliance with the requirements of Rule 144, the Company agrees that the Exchange Shares may be issued in book-entry form without any restrictive legend. The Company shall instruct its transfer agent to issue the Exchange Shares to the Holder through the facilities of The Depository Trust Company or otherwise in book-entry form in accordance with the delivery instructions provided by the Holder. If, notwithstanding the foregoing, the Exchange Shares are issued bearing a restrictive legend, the Company shall, at its sole expense, promptly cause such legend to be removed upon the written request of the Holder and delivery of an opinion of counsel reasonably acceptable to the Company confirming that such legend is not required under the Securities Act. The Company shall bear all transfer agent fees, DTC fees and reasonable legal fees of the Company’s counsel associated with the removal of any restrictive legend or the issuance of the Exchange Shares in accordance with this Section.

5.    Representations and Warranties of the Holder. The Holder represents and warrants as of the date hereof as follows:

a.    Authority; Ownership. The Holder has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder and no further action is required by the Holder. This Agreement has been duly executed by the Holder and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The Holder is the record and beneficial owner of the Exchange Notes identified on Schedule A attached hereto, and no other person has any claim or right thereto. The Exchange Notes are free and clear of any liens, pledges, mortgages, security interests or other encumbrances and may be surrendered to the Company for cancellation in accordance with this Agreement.

b.    Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. With respect to such matters, the Holder relied solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of the transactions contemplated by this Agreement.

c.    Information Regarding Holder. The Holder represents that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Exchange and the acquisition of the Exchange Shares and has had the opportunity to ask questions of the Company concerning the Exchange.

d.    No Broker; Solicitation. The Holder represents that neither it nor any person acting on its behalf has paid or will pay any commission, fee or other remuneration, directly or indirectly, to any broker, dealer, finder or other person in connection with or for soliciting the exchange of the Exchange Notes for the Exchange Shares contemplated by this Agreement. The Holder further represents that it was not solicited by any broker, dealer, finder or other person to exchange the Exchange Notes for the Exchange Shares pursuant to this Agreement.

e.    Non-Affiliate Status; Holding Period. The Holder represents that it is not, and has not been during the ninety (90) days preceding the date of this Agreement, an “affiliate” of the Company within the meaning of Rule 144. The Holder further represents that it acquired the Exchange Notes more than one year prior to the date of this Agreement and has continuously held the Exchange Notes since such acquisition.

6.    Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Holder:

a.    Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company, including the issuance of the Exchange Shares, have been duly authorized by all necessary corporate action on the part of the Company, and no further action on the part of the Company, its Board of Directors or its stockholders is required in connection therewith. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and by general principles of equity.

b.    Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has the requisite corporate power and authority to own its properties and to conduct its business as presently conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership of its properties makes such qualification necessary, except where the failure to be so qualified or in good standing would not materially impair the ability of the Company to perform its obligations under this Agreement.

c.    No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including the issuance of the Exchange Shares, will not (i) result in a violation of the Company’s Articles of Incorporation or Bylaws, (ii) conflict with, constitute a default under, or result in the creation of any right of termination, amendment, acceleration or cancellation under any material agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any applicable law, rule, regulation, order, judgment or decree applicable to the Company.

d.    No Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with, any court, governmental authority, regulatory or self-regulatory agency or other Person in order for the Company to execute, deliver or perform its obligations under this Agreement, except for such filings as may be required under applicable securities laws following the execution of this Agreement.

e.    Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the issuance of the Exchange Shares by the Company pursuant to this Agreement is exempt from registration under the Securities Act pursuant to Section 3(a)(9) of the Securities Act. The Company has not paid and will not pay, directly or indirectly, any commission, fee or other remuneration to any Person for soliciting the exchange of the Exchange Notes for the Exchange Shares contemplated by this Agreement.

f.    Issuance of Exchange Shares. The issuance of the Exchange Shares is duly authorized and, when issued in accordance with the terms of this Agreement, the Exchange Shares will be validly issued, fully paid and non-assessable and free and clear of all liens, claims and encumbrances. The Company has sufficient authorized and unissued shares of Common Stock to issue the Exchange Shares in accordance with this Agreement.

g.    Transfer Taxes. All share transfer or other similar taxes (other than income taxes) which may be required to be paid in connection with the issuance of the Exchange Shares to the Holder pursuant to this Agreement will be paid by the Company, and all laws imposing such taxes will be complied with.

7.    Miscellaneous.

a.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

b.    Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of New York, without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, City of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c.    Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

d.    Counterparts/Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such electronic file signature page were an original thereof.

e.    Notices. Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by email, to the respective parties as set forth below, or to such other address as either party may notify the other in writing.

If to the Company, to:

ParkerVision, Inc.

4446-1A Hendricks Avenue, Ste 354

Jacksonville, Florida 32207

Email: cfrench@parkervision.com

If to the Holder, to the address set forth on the signature page hereto.

f.    Expenses. The parties hereto shall pay their own costs and expenses in connection with this Agreement and the transactions contemplated thereby.

g.    Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings, whether written or oral, between the parties relating to such subject matter. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

h.    Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

Company: PARKERVISION, INC.

By:

Name: Cynthia French

Title: Chief Financial Officer

[Company Signature Page]

Holder: [NAME OF HOLDER]

By:

Name:

Title:

[Or, if individual]

Name:

Address: _______________________

          _______________________

_______________________

Email: _______________________

The Exchange Shares issuable to the Holder pursuant to this Agreement shall be delivered in accordance with the following instructions:

Name of Holder / Account Name: __________________________
DTC Participant Name: __________________________
DTC Participant Number: __________________________
Account Number: __________________________
Contact Name: __________________________
Contact Email: __________________________
Contact Telephone: __________________________

The foregoing delivery instructions may be updated by written notice from the Holder to the Company prior to settlement of the Exchange Shares.

[Holder Signature Page]

SCHEDULE A

Exchange Notes and Exchange Shares

This Schedule A sets forth the Exchange Notes owned by the Holder and the calculation of the Exchange Shares issuable in the Exchange pursuant to the Exchange Agreement dated as of March 13, 2026 between ParkerVision, Inc. and the Holder.

The number of Exchange Shares issuable in respect of each Exchange Note has been calculated by dividing the sum of the outstanding principal amount and accrued and unpaid interest thereon through the Closing Date by the Exchange Price ($0.21) and rounding up to the nearest whole share in accordance with the Agreement.

Note Date / Identifier	Outstanding Principal Amount ($)	Accrued and Unpaid Interest Through Closing Date ($)	Aggregate Amount of Exchange ($)	Exchange Shares Issuable (#)